                                                                    EXHIBIT 99.3



                             SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                  --------------------------------------------

                                ANNUAL STATEMENT

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

 SERIES 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6,
         2000-1, 2000-2, 2000-3, 2000-4, 2000-5, 2001-1, 2001-2, 2001-3,
                         2001-4, 2001-5, 2001-6 & 2001-7

           FOR THE PERIOD DECEMBER 26, 2000 THROUGH DECEMBER 25, 2001

                  --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1, 1997-1, 1998-1, 1999-1, 1999-2, 1999-3 ,1999-4, 1999-5, 1999-6, 2000-1, 2000-2, 2000-3, 2000-4, 2000-5,
2001-1, 2001-2, 2001-3, 2001-4, 2001-5, 2001-6 & 2001-7 Supplements (the "Series
Supplements"),among TRS,as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1.   Capitalized terms   used  in   this  Certificate   have   their  respective
meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Annual Statement is delivered pursuant to sections 5.02(d) of the Series Supplements and contains information with respect to the Trust aggregated for the period December 26, 2000 through December 25, 2001 (the end of the last monthly period of the Trust in 2001.)





     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 30th day of January, 2002



                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By: /s/ Robin Flanagan
                                        --------------------------------
                                        Name:  Robin Flanagan
                                        Title: Director
                                               CSBS Finance

I.  Monthly Period Trust Activity
----------------------------------------------------------------------------


A. Trust Activity                                               Trust Totals
Balances at December 25, 2000
Beginning Principal Receivable Balance                        13,847,641,906
Special Funding Account Balance                                            0
Beginning Total Principal Balance                             13,847,641,906

Finance Charge Collections (excluding                          2,717,813,864
  Discount Option & Recoveries)
Discount Percentage                                                        0
Discount Option Receivables Collections                          586,216,332
Premium Option Receivables Collections                                     0
Recoveries                                                       149,794,586
Total Collections of Finance Charge Receivables                3,453,824,782
Total Collections of Principal Receivables                    28,724,600,285
Defaulted amount                                               1,007,442,339
New Principal Receivables                                     28,617,615,000
Additions                                                      3,658,105,270
Balances at December 25, 2001
Ending Principal Receivables Balance                          16,391,319,555
Ending Required Minimum Principal Balance                     15,327,750,000
Ending Transferor Amount                                       2,066,319,555
Ending Special Funding Account Balance                                     0
Ending Total Principal Balance                                16,391,319,555



B. Series Allocations                        Series 1996-1    Series 1997-1    Series 1998-1    Series 1999-1     Series 1999-2
---------------------                        -------------    -------------    -------------    -------------     -------------

Group Number                                             1                1                2                1                 1
Invested Amount                                          0    1,000,000,000    1,000,000,000    1,000,000,000       500,000,000
Adjusted Invested Amount                                 0    1,000,000,000    1,000,000,000    1,000,000,000       500,000,000
Principal Funding Account Balance                        0                0                0                0                 0
Series Required Transferor Amount                        0       70,000,000       70,000,000       70,000,000        35,000,000
Series Allocation Percentage                             0                0                0                0                 0
Series Alloc. Finance Charge Collections        92,301,469      259,970,709      259,970,709      259,970,709       129,985,355
Series Allocable Recoveries                      3,867,895       11,252,756       11,252,756       11,252,756         5,626,378
Series Alloc. Principal Collections            684,795,656    2,147,723,127    2,147,723,127    2,147,723,127     1,073,861,563
Series Allocable Defaulted Amount               25,150,060       75,486,639       75,486,639       75,486,639        37,743,319

B. Series Allocations                        Series 1999-3    Series 1999-4    Series 1999-5    Series 1999-6     Series 2000-1
---------------------                        -------------    -------------    -------------    -------------     -------------

Group Number                                             2                2                2                2                 1
Invested Amount                              1,000,000,000      500,000,000      500,000,000      500,000,000       500,000,000
Adjusted Invested Amount                     1,000,000,000      500,000,000      500,000,000      500,000,000       500,000,000
Principal Funding Account Balance                        0                0                0                0                 0
Series Required Transferor Amount               70,000,000       35,000,000       35,000,000       35,000,000        35,000,000
Series Allocation Percentage                             0                0                0                0                 0
Series Alloc. Finance Charge Collections       259,970,709      129,985,355      129,985,355      129,985,355       129,985,355
Series Allocable Recoveries                     11,252,756        5,626,378        5,626,378        5,626,378         5,626,378
Series Alloc. Principal Collections          2,147,723,127    1,073,861,563    1,073,861,563    1,073,861,563     1,073,861,563
Series Allocable Defaulted Amount               75,486,639       37,743,319       37,743,319       37,743,319        37,743,319

B. Series Allocations                        Series 2000-2    Series 2000-3    Series 2000-4    Series 2000-5     Series 2001-1
---------------------                        -------------    -------------    -------------    -------------     -------------

Group Number                                             2                2                2                2                 2
Invested Amount                                500,000,000    1,000,000,000    1,212,122,000      787,878,000       750,000,000
Adjusted Invested Amount                       500,000,000    1,000,000,000    1,212,122,000      787,878,000       750,000,000
Principal Funding Account Balance                        0                0                0                0                 0
Series Required Transferor Amount               35,000,000       70,000,000       84,848,540       55,151,460        52,500,000
Series Allocation Percentage                             0                0                0                0                 0
Series Alloc. Finance Charge Collections       129,985,355      259,970,709      315,116,216      204,825,203       177,424,587
Series Allocable Recoveries                      5,626,378       11,252,756       13,639,713        8,865,799         7,705,783
Series Alloc. Principal Collections          1,073,861,563    2,147,723,127    2,603,302,452    1,692,143,802     1,484,218,945
Series Allocable Defaulted Amount               37,743,319       75,486,639       91,499,016       59,474,262        52,237,078

B. Series Allocations                        Series 2001-2    Series 2001-3    Series 2001-4    Series 2001-5     Series 2001-6
---------------------                        -------------    -------------    -------------    -------------     -------------

Group Number                                             1                2                2                2                 2
Invested Amount                                250,000,000      750,000,000      725,000,000      500,000,000       700,000,000
Adjusted Invested Amount                       250,000,000      750,000,000      725,000,000      500,000,000       700,000,000
Principal Funding Account Balance                        0                0                0                0                 0
Series Required Transferor Amount               17,500,000       52,500,000       50,750,000       35,000,000        49,000,000
Series Allocation Percentage                             0                0                0                0                 0
Series Alloc. Finance Charge Collections        53,592,126      141,697,356      136,974,111       83,834,620       101,751,846
Series Allocable Recoveries                      2,336,450        6,208,199        6,001,259        3,692,430         4,481,588
Series Alloc. Principal Collections            458,910,041    1,224,110,841    1,183,307,147      731,463,736       891,929,725
Series Allocable Defaulted Amount               15,990,276       42,744,596       41,319,776       25,168,289        30,261,319

B. Series Allocations                        Series 2001-7                                                          Trust Total
---------------------                        -------------                                                          -----------

Group Number                                             2
Invested Amount                                650,000,000                                                       14,325,000,000
Adjusted Invested Amount                       650,000,000                                                       14,325,000,000
Principal Funding Account Balance                        0                                                                    0
Series Required Transferor Amount               45,500,000                                                        1,002,750,000
Series Allocation Percentage                             0                                                                    1
Series Alloc. Finance Charge Collections        66,541,573                                                        3,453,824,782
Series Allocable Recoveries                      2,973,425                                                          149,794,586
Series Alloc. Principal Collections            588,632,926                                                       28,724,600,285
Series Allocable Defaulted Amount               19,704,556                                                        1,007,442,339





C. Group Allocations
--------------------

1. Group 1 Allocations                          Series 1996-1    Series 1997-1    Series 1999-1    Series 1999-2     Series 2000-1
----------------------                          -------------    -------------    -------------    -------------     -------------
Investor Finance Charge Collections                75,732,464      220,254,913      220,254,913      110,127,456       110,127,456

Investor Monthly Interest                          22,435,909       62,547,067       55,567,275       29,372,388        35,187,596
Investor Default Amount                            20,663,986       64,058,338       64,058,338       32,029,169        32,029,169
Investor Monthly Fees                               6,666,667       20,000,000       20,000,000       10,000,000        10,000,000
Investor Additional Amounts                                 0                0                0                0                 0
Total                                              49,766,562      146,605,405      139,625,613       71,401,557        77,216,765

Reallocated Investor Finance Charge Collections    75,732,464      220,254,913      220,254,913      110,127,456       110,127,456
Available Excess                                   30,290,902       73,649,508       80,629,300       38,725,900        32,910,692

1. Group 1 Allocations                          Series 2001-2                                                        Group 1 Total
----------------------                          -------------                                                        -------------

Investor Finance Charge Collections                45,602,354                                                          782,099,556

Investor Monthly Interest                          11,088,235                                                          216,198,470
Investor Default Amount                            13,621,884                                                          226,460,883
Investor Monthly Fees                               4,166,667                                                           70,833,333
Investor Additional Amounts                                 0                                                                    0
Total                                              28,876,785                                                          513,492,687

Reallocated Investor Finance Charge Collections    45,602,354                                                          782,099,556
Available Excess                                   16,725,568                                                          272,931,869

2. Group 2 Allocations                          Series 1998-1    Series 1999-3    Series 1999-4    Series 1999-5     Series 1999-6
----------------------                          -------------    -------------    -------------    -------------     -------------

Investor Finance Charge Collections               220,254,913      220,254,913      110,127,456      110,127,456       110,127,456

Investor Monthly Interest                          41,165,199       41,895,221       21,081,077       21,445,330        21,258,275
Investor Default Amount                            64,058,338       64,058,338       32,029,169       32,029,169        32,029,169
Investor Monthly Fees                              20,000,000       20,000,000       10,000,000       10,000,000        10,000,000
Investor Additional Amounts                                 0                0                0                0                 0
Total                                             125,223,537      125,953,559       63,110,246       63,474,499        63,287,444

Reallocated Investor Finance Charge Collections   220,254,913      220,254,913      110,127,456      110,127,456       110,127,456
Available Excess                                   95,031,376       94,301,354       47,017,210       46,652,957        46,840,013

2. Group 2 Allocations                          Series 2000-2    Series 2000-3    Series 2000-4    Series 2000-5     Series 2001-1
----------------------                          -------------    -------------    -------------    -------------     -------------

Investor Finance Charge Collections               110,127,456      220,254,913      266,975,826      173,534,000       151,247,446

Investor Monthly Interest                          21,079,940       42,022,116       54,430,683       33,033,812        27,010,862
Investor Default Amount                            32,029,169       64,058,338       77,646,521       50,470,155        44,566,127
Investor Monthly Fees                              10,000,000       20,000,000       24,242,440       15,757,560        13,750,000
Investor Additional Amounts                                 0                0                0                0                 0
Total                                              63,109,109      126,080,454      156,319,644       99,261,527        85,326,989

Reallocated Investor Finance Charge Collections   110,127,456      220,254,913      266,975,826      173,534,000       151,247,446
Investment Funding Account Proceeds
Available Excess                                   47,018,348       94,174,459      110,853,498       74,272,473        65,920,457

2. Group 2 Allocations                          Series 2001-3    Series 2001-4    Series 2001-5    Series 2001-6     Series 2001-7
----------------------                          -------------    -------------    -------------    -------------     -------------

Investor Finance Charge Collections               122,303,730      118,226,939       72,279,224       88,234,390        58,211,970

Investor Monthly Interest                          22,052,090       19,669,334       12,335,486       13,921,474         7,704,515
Investor Default Amount                            36,892,818       35,663,058       21,697,176       26,249,068        17,244,786
Investor Monthly Fees                              11,250,000       10,875,000        6,666,667        8,166,667         5,416,667
Investor Additional Amounts                                 0                0                0                0                 0
Total                                              70,194,908       66,207,392       40,699,329       48,337,209        30,365,968

Reallocated Investor Finance Charge Collections   122,303,730      118,226,939       72,279,224       88,234,390        58,211,970
Investment Funding Accountn Proceeds
Available Excess                                   52,108,822       52,019,547       31,579,895       39,897,181        27,846,002



2. Group 2 Allocations                                                                                               Group 2 Total
----------------------                                                                                               -------------

Investor Finance Charge Collections                                                                                  2,152,288,089

Investor Monthly Interest                                                                                              400,105,415
Investor Default Amount                                                                                                630,721,399
Investor Monthly Fees                                                                                                  196,125,000
Investor Additional Amounts                                                                                                      0
Total                                                                                                                1,226,951,815

Reallocated Investor Finance Charge Collections                                                                      2,152,288,089
Investment Funding Account Proceeds                                                                                       197,316
Available Excess                                                                                                       925,533,591




II. Series 1996-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations       Interest         Interest
----------------------------------             -----------   -------------       -----------
Invested /Transferor Amount at 12/25/00      1,258,876,537    1,000,000,000      258,876,537
Adjusted Invested Amount at 12/25/00                   N/A    1,000,000,000              N/A
Collections of Finance Chg. Receivables         92,301,469       75,713,428       16,605,004
Collections of Principal Receivables           684,795,656      560,413,825      124,381,830
Defaulted Amount                                25,150,060       20,663,986        4,486,074

Invested / Transferor Amounts at 12/25/01                0                0                0


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            19,606,667        1,390,000        1,439,243       22,435,909
Investor Default Amount                         17,874,348        1,239,839        1,549,799       20,663,986
Investor Monthly Fees Due                        5,766,667          400,000          500,000        6,666,667
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       43,247,681        3,029,839        3,489,041       49,766,562

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               865,000,000       60,000,000       75,000,000    1,000,000,000
Interest Distributions                          19,606,667        1,390,000        1,439,243       22,435,909
Principal Deposits - Prin. Funding Account     865,000,000       60,000,000                0      925,000,000
Principal Distributions                        865,000,000       60,000,000       75,000,000    1,000,000,000
Total Distributions                            884,606,667       61,390,000       76,439,243    1,022,435,909
Certificates Balance at 12/25/01                         0                0                0                0



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate prncipal amount.

      1.   Total                                            $         1,022.67

      2.   Amount in respect of Class A Monthly Interest    $            22.67

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,023.17

      2.   Amount in respect of Class B Monthly Interest    $            23.17

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $    76,439,242.51

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,439,242.51

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $    75,000,000.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1996-1:              $   846,850,942.59


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1996-1:                                              $             0.00



II. Series 1997-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations     Interest           Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00      1,258,876,537    1,000,000,000      258,876,537
Adjusted Invested Amount at 12/25/00                   N/A    1,000,000,000              N/A
Collections of Finance Chg. Receivables        259,970,709      220,254,913       39,715,796
Collections of Principal Receivables         2,147,723,127    1,821,867,140      325,855,987
Defaulted Amount                                75,486,639       64,058,338       11,428,301

Invested / Transferor Amounts at 12/25/01    1,144,245,693    1,000,000,000      144,245,693


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       -----------           -----

Monthly Interest Due                            55,360,000        3,930,000        3,257,067       62,547,067
Investor Default Amount                         55,410,462        3,843,500        4,804,375       64,058,338
Investor Monthly Fees Due                       17,300,000        1,200,000        1,500,000       20,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                      128,070,462        8,973,500        9,561,442      146,605,405

Reallocated Investor Finance Charge
  Collections                                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Collateral
C. Certificates - Balances and Distributions       Class A          Class B       Interest              Total
--------------------------------------------       -------          -------      ----------             -----

Certificates Balance at 12/25/00               865,000,000       60,000,000       75,000,000    1,000,000,000
Interest Distributions                          55,360,000        3,930,000        3,257,067       62,547,067
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             55,360,000        3,930,000        3,257,067       62,547,067
Certificates Balance at 12/25/01               865,000,000       60,000,000       75,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            64.00

      2.   Amount in respect of Class A Monthly Interest    $            64.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            65.50

      2.   Amount in respect of Class B Monthly Interest    $            65.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,257,067.04

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,257,067.04

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1997-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1997-1:                                              $             0.00



III. Series 1998-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations        Interest        Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00      1,258,876,537    1,000,000,000      258,876,537
Adjusted Invested Amount at 12/25/00                   N/A    1,000,000,000              N/A
Collections of Finance Chg. Receivables        259,970,709      220,254,913       39,715,796
Collections of Principal Receivables         2,147,723,127    1,821,867,140      325,855,987
Defaulted Amount                                75,486,639       64,058,338       11,428,301

Invested / Transferor Amounts at 12/25/01    1,144,245,693    1,000,000,000      144,245,693


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest            Total
--------------------------------------             -------          -------       ----------           ------

Monthly Interest Due                            33,450,362        3,373,094        4,341,743       41,165,199
Investor Default Amount                         52,848,129        5,124,667        6,085,542       64,058,338
Investor Monthly Fees Due                       16,500,000        1,600,000        1,900,000       20,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                      102,798,491       10,097,761       12,327,285      125,223,537

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               825,000,000       80,000,000       95,000,000    1,000,000,000
Interest Distributions                          33,450,362        3,373,094        4,341,743       41,165,199
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             33,450,362        3,373,094        4,341,743       41,165,199
Certificates Balance at 12/25/01               825,000,000       80,000,000       95,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            40.55

      2.   Amount in respect of Class A Monthly Interest    $            40.55

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            42.16

      2.   Amount in respect of Class B Monthly Interest    $            42.16

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,341,743.22

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,341,743.22

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1998-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1998-1:                                              $             0.00



IV. Series 1999-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00      1,258,876,537    1,000,000,000      258,876,537
Adjusted Invested Amount at 12/25/00                   N/A    1,000,000,000              N/A
Collections of Finance Chg. Receivables        259,970,709      220,254,913       39,715,796
Collections of Principal Receivables         2,147,723,127    1,821,867,140      325,855,987
Defaulted Amount                                75,486,639       64,058,338       11,428,301

Invested / Transferor Amounts at 12/25/01    1,144,245,693    1,000,000,000      144,245,693


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            48,440,000        3,510,000        3,617,275       55,567,275
Investor Default Amount                         55,410,462        3,843,500        4,804,375       64,058,338
Investor Monthly Fees Due                       17,300,000        1,200,000        1,500,000       20,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                      121,150,462        8,553,500        9,921,651      139,625,613

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               865,000,000       60,000,000       75,000,000    1,000,000,000
Interest Distributions                          48,440,000        3,510,000        3,617,275       55,567,275
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             48,440,000        3,510,000        3,617,275       55,567,275
Certificates Balance at 12/25/01               865,000,000       60,000,000       75,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            56.00

      2.   Amount in respect of Class A Monthly Interest    $            56.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.50

      2.   Amount in respect of Class B Monthly Interest    $            58.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,617,275.36

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,617,275.36

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-1:                                              $             0.00



V. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest           Interest
----------------------------------            ------------   --------------      -----------
Invested /Transferor Amount at 12/25/00        629,438,268      500,000,000      129,438,268
Adjusted Invested Amount at 12/25/00                   N/A      500,000,000              N/A
Collections of Finance Chg. Receivables        129,985,355      110,127,456       19,857,898
Collections of Principal Receivables         1,073,861,563      910,933,570      162,927,994
Defaulted Amount                                37,743,319       32,029,169        5,714,151

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            25,733,750        1,830,000        1,808,638       29,372,388
Investor Default Amount                         27,705,231        1,921,750        2,402,188       32,029,169
Investor Monthly Fees Due                        8,650,000          600,000          750,000       10,000,000
Investor Additional Amounts Due
Total Due                                       62,088,981        4,351,750        4,960,825       71,401,557

Reallocated Investor Finance Charge Collections                                                            NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               432,500,000       30,000,000       37,500,000      500,000,000
Interest Distributions                          25,733,750        1,830,000        1,808,638       29,372,388
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             25,733,750        1,830,000        1,808,638       29,372,388
Certificates Balance at 12/25/01               432,500,000       30,000,000       37,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            59.50

      2.   Amount in respect of Class A Monthly Interest    $            59.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            61.00

      2.   Amount in respect of Class B Monthly Interest    $            61.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,808,637.69

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,808,637.69

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-2:                                              $             0.00



VI. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00      1,258,876,537    1,000,000,000      258,876,537
Adjusted Invested Amount at 12/25/00                   N/A    1,000,000,000              N/A
Collections of Finance Chg. Receivables        259,970,709      220,254,913       39,715,796
Collections of Principal Receivables         2,147,723,127    1,821,867,140      325,855,987
Defaulted Amount                                75,486,639       64,058,338       11,428,301

Invested / Transferor Amounts at 12/25/01    1,144,245,693    1,000,000,000      144,245,693


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total

Monthly Interest Due                            33,867,446        3,445,894        4,581,882       41,895,221
Investor Default Amount                         52,848,129        5,124,667        6,085,542       64,058,338
Investor Monthly Fees Due                       16,500,000        1,600,000        1,900,000       20,000,000
Investor Additional Amounts Due
Total Due                                      103,215,574       10,170,561       12,567,424      125,953,559

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               825,000,000       80,000,000       95,000,000    1,000,000,000
Interest Distributions                          33,867,446        3,445,894        4,581,882       41,895,221
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             33,867,446        3,445,894        4,581,882       41,895,221
Certificates Balance at 12/25/01               825,000,000       80,000,000       95,000,000    1,000,000,000



 D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.50

      2.   Amount in respect of Class A Monthly Interest    $            41.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.07

      2.   Amount in respect of Class B Monthly Interest    $            43.07

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,581,882.13

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,581,882.13

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-3:                                              $             0.00



VII. Series 1999-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest           Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00        629,438,268      500,000,000      129,438,268
Adjusted Invested Amount at 12/25/00                   N/A      500,000,000              N/A
Collections of Finance Chg. Receivables        129,985,355      110,127,456       19,857,898
Collections of Principal Receivables         1,073,861,563      910,933,570      162,927,994
Defaulted Amount                                37,743,319       32,029,169        5,714,151

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            17,058,848        1,755,302        2,266,927       21,081,077
Investor Default Amount                         26,424,064        2,562,334        3,042,771       32,029,169
Investor Monthly Fees Due                        8,250,000          800,000          950,000       10,000,000
Investor Additional Amounts Due
Total Due                                       51,732,912        5,117,636        6,259,698       63,110,246

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               412,500,000       40,000,000       47,500,000      500,000,000
Interest Distributions                          17,058,848        1,755,302        2,266,927       21,081,077
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             17,058,848        1,755,302        2,266,927       21,081,077
Certificates Balance at 12/25/01               412,500,000       40,000,000       47,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.35

      2.   Amount in respect of Class A Monthly Interest    $            41.35

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.88

      2.   Amount in respect of Class B Monthly Interest    $            43.88

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,266,927.17

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,266,927.17

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-4:                                              $             0.00



VIII. Series 1999-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00        629,438,268      500,000,000      129,438,268
Adjusted Invested Amount at 12/25/00                   N/A      500,000,000              N/A
Collections of Finance Chg. Receivables        129,985,355      110,127,456       19,857,898
Collections of Principal Receivables         1,073,861,563      910,933,570      162,927,994
Defaulted Amount                                37,743,319       32,029,169        5,714,151

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            17,350,806        1,779,569        2,314,955       21,445,330
Investor Default Amount                         26,424,064        2,562,334        3,042,771       32,029,169
Investor Monthly Fees Due                        8,250,000          800,000          950,000       10,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       52,024,870        5,141,903        6,307,726       63,474,499

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               412,500,000       40,000,000       47,500,000      500,000,000
Interest Distributions                          17,350,806        1,779,569        2,314,955       21,445,330
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             17,350,806        1,779,569        2,314,955       21,445,330
Certificates Balance at 12/25/01               412,500,000       40,000,000       47,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            42.06

      2.   Amount in respect of Class A Monthly Interest    $            42.06

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            44.49

      2.   Amount in respect of Class B Monthly Interest    $            44.49

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,314,954.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,314,954.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-5:                                              $             0.00



IX. Series 1999-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest           Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00        629,438,268      500,000,000      129,438,268
Adjusted Invested Amount at 12/25/00                   N/A      500,000,000              N/A
Collections of Finance Chg. Receivables        129,985,355      110,127,456       19,857,898
Collections of Principal Receivables         1,073,861,563      910,933,570      162,927,994
Defaulted Amount                                37,743,319       32,029,169        5,714,151

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            17,183,973        1,759,347        2,314,955       21,258,275
Investor Default Amount                         26,424,064        2,562,334        3,042,771       32,029,169
Investor Monthly Fees Due                        8,250,000          800,000          950,000       10,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       51,858,037        5,121,680        6,307,726       63,287,444

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               412,500,000       40,000,000       47,500,000      500,000,000
Interest Distributions                          17,183,973        1,759,347        2,314,955       21,258,275
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             17,183,973        1,759,347        2,314,955       21,258,275
Certificates Balance at 12/25/01               412,500,000       40,000,000       47,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.66

      2.   Amount in respect of Class A Monthly Interest    $            41.66

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.98

      2.   Amount in respect of Class B Monthly Interest    $            43.98

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,314,954.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,314,954.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 1999-6:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-6:                                              $             0.00



X. Series 2000-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00        629,438,268      500,000,000      129,438,268
Adjusted Invested Amount at 12/25/00                   N/A      500,000,000              N/A
Collections of Finance Chg. Receivables        129,985,355      110,127,456       19,857,898
Collections of Principal Receivables         1,073,861,563      910,933,570      162,927,994
Defaulted Amount                                37,743,319       32,029,169        5,714,151

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            31,140,000        2,220,000        1,827,596       35,187,596
Investor Default Amount                         27,705,231        1,921,750        2,402,188       32,029,169
Investor Monthly Fees Due                        8,650,000          600,000          750,000       10,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       67,495,231        4,741,750        4,979,784       77,216,765

Reallocated Investor Finance Charge Collections                                                            NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               432,500,000       30,000,000       37,500,000      500,000,000
Interest Distributions                          31,140,000        2,220,000        1,827,596       35,187,596
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             31,140,000        2,220,000        1,827,596       35,187,596
Certificates Balance at 12/25/01               432,500,000       30,000,000       37,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            72.00

      2.   Amount in respect of Class A Monthly Interest    $            72.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            74.00

      2.   Amount in respect of Class B Monthly Interest    $            74.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,827,596.01

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,827,596.01

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2000-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-1:                                              $             0.00



XI. Series 2000-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00        629,438,268      500,000,000      129,438,268
Adjusted Invested Amount at 12/25/00                   N/A      500,000,000              N/A
Collections of Finance Chg. Receivables        129,985,355      110,127,456       19,857,898
Collections of Principal Receivables         1,073,861,563      910,933,570      162,927,994
Defaulted Amount                                37,743,319       32,029,169        5,714,151

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            17,037,994        1,726,991        2,314,955       21,079,940
Investor Default Amount                         26,424,064        2,562,334        3,042,771       32,029,169
Investor Monthly Fees Due                        8,250,000          800,000          950,000       10,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       51,712,058        5,089,325        6,307,726       63,109,109

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               412,500,000       40,000,000       47,500,000      500,000,000
Interest Distributions                          17,037,994        1,726,991        2,314,955       21,079,940
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             17,037,994        1,726,991        2,314,955       21,079,940
Certificates Balance at 12/25/01               412,500,000       40,000,000       47,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.30

      2.   Amount in respect of Class A Monthly Interest    $            41.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.17

      2.   Amount in respect of Class B Monthly Interest    $            43.17

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,314,954.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,314,954.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2000-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-2:                                              $             0.00



XII. Series 2000-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00      1,258,876,537    1,000,000,000      258,876,537
Adjusted Invested Amount at 12/25/00                   N/A    1,000,000,000              N/A
Collections of Finance Chg. Receivables        259,970,709      220,254,913       39,715,796
Collections of Principal Receivables         2,147,723,127    1,821,867,140      325,855,987
Defaulted Amount                                75,486,639       64,058,338       11,428,301

Invested / Transferor Amounts at 12/25/01    1,144,245,693    1,000,000,000      144,245,693


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            34,034,279        3,453,983        4,533,854       42,022,116
Investor Default Amount                         52,848,129        5,124,667        6,085,542       64,058,338
Investor Monthly Fees Due                       16,500,000        1,600,000        1,900,000       20,000,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                      103,382,408       10,178,650       12,519,396      126,080,454

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               825,000,000       80,000,000       95,000,000    1,000,000,000
Interest Distributions                          34,034,279        3,453,983        4,533,854       42,022,116
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             34,034,279        3,453,983        4,533,854       42,022,116
Certificates Balance at 12/25/01               825,000,000       80,000,000       95,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.25

      2.   Amount in respect of Class A Monthly Interest    $            41.25

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.17

      2.   Amount in respect of Class B Monthly Interest    $            43.17

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     4,533,854.35

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     4,533,854.35

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2000-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-3:                                              $             0.00



XIII. Series 2000-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00      1,525,911,946    1,212,122,000      313,789,946
Adjusted Invested Amount at 12/25/00                   N/A    1,212,122,000              N/A
Collections of Finance Chg. Receivables        315,116,216      266,975,826       48,140,391
Collections of Principal Receivables         2,603,302,452    2,208,325,241      394,977,211
Defaulted Amount                                91,499,016       77,646,521       13,852,495

Invested / Transferor Amounts at 12/25/01    1,386,965,378    1,212,122,000      174,843,378


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total

Monthly Interest Due                            44,355,139        4,521,725        5,553,820       54,430,683
Investor Default Amount                         64,058,338        6,211,737        7,376,446       77,646,521
Investor Monthly Fees Due                       20,000,000        1,939,400        2,303,040       24,242,440
Investor Additional Amounts Due                          0                0                0                0
Total Due                                      128,413,477       12,672,862       15,233,306      156,319,644

Reallocated Investor Finance Charge
  Collections                                                                                              NA
Interest and Principal Funding Investment
  Proceeds                                                                                            197,316

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00             1,000,000,000       96,970,000      115,152,000    1,212,122,000
Interest Distributions                          44,355,139        4,521,725        5,553,820       54,430,683
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             48,708,056        4,945,645        5,553,820       59,207,521
Interest Funding Account Balance at 12/25/01     1,607,083          173,415                0        1,780,498
Certificates Balance at 12/25/01             1,000,000,000       96,970,000      115,152,000    1,212,122,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            44.36

      2.   Amount in respect of Class A Monthly Interest    $            44.36

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            46.63

      2.   Amount in respect of Class B Monthly Interest    $            46.63

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     5,553,819.89

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     5,553,819.89

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2000-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-4:                                              $             0.00



XIV. Series 2000-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations       Interest         Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00        991,841,128      787,878,000      203,963,128
Adjusted Invested Amount at 12/25/00                   N/A      787,878,000              N/A
Collections of Finance Chg. Receivables        204,825,203      173,534,000       31,291,202
Collections of Principal Receivables         1,692,143,802    1,435,409,038      256,734,763
Defaulted Amount                                59,474,262       50,470,155        9,004,107

Invested / Transferor Amounts at 12/25/01      901,526,008      787,878,000      113,648,008


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            26,683,442        2,740,426        3,609,944       33,033,812
Investor Default Amount                         41,637,920        4,037,597        4,794,638       50,470,155
Investor Monthly Fees Due                       13,000,000        1,260,600        1,496,960       15,757,560
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       81,321,362        8,038,623        9,901,543       99,261,527

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00               650,000,000       63,030,000       74,848,000      787,878,000
Interest Distributions                          26,683,442        2,740,426        3,609,944       33,033,812
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             26,683,442        2,740,426        3,609,944       33,033,812
Certificates Balance at 12/25/01               650,000,000       63,030,000       74,848,000      787,878,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            41.05

      2.   Amount in respect of Class A Monthly Interest    $            41.05

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            43.48

      2.   Amount in respect of Class B Monthly Interest    $            43.48

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,609,944.34

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,609,944.34

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2000-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-5:                                              $             0.00



XV. Series 2001-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables        177,424,587      151,247,446       26,177,141
Collections of Principal Receivables         1,484,218,945    1,265,855,626      218,363,319
Defaulted Amount                                52,237,078       44,566,127        7,670,950

Invested / Transferor Amounts at 12/25/01      858,184,270      750,000,000      108,184,270


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            21,727,291        2,259,022        3,024,549       27,010,862
Investor Default Amount                         36,767,055        3,565,290        4,233,782       44,566,127
Investor Monthly Fees Due                       11,343,750        1,100,000        1,306,250       13,750,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       69,838,096        6,924,312        8,564,581       85,326,989

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                          21,727,291        2,259,022        3,024,549       27,010,862
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             21,727,291        2,259,022        3,024,549       27,010,862
Certificates Balance at 12/25/01               618,750,000       60,000,000       71,250,000      750,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            35.11

      2.   Amount in respect of Class A Monthly Interest    $            35.11

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            37.65

      2.   Amount in respect of Class B Monthly Interest    $            37.65

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     3,024,549.19

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     3,024,549.19

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-1:                                              $             0.00



XVI. Series 2001-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                  Series     Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables         53,592,126       45,602,354        7,989,773
Collections of Principal Receivables           458,910,041      390,873,856       68,036,185
Defaulted Amount                                15,990,276       13,621,884        2,368,392

Invested / Transferor Amounts at 12/25/01      286,061,423      250,000,000       36,061,423


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                             9,699,774          709,317          679,145       11,088,235
Investor Default Amount                         11,782,929          817,313        1,021,641       13,621,884
Investor Monthly Fees Due                        3,604,167          250,000          312,500        4,166,667
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       25,086,870        1,776,630        2,013,286       28,876,785

Reallocated Investor Finance Charge Collections                                                            NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                           9,699,774          709,317          679,145       11,088,235
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                              9,699,774          709,317          679,145       11,088,235
Certificates Balance at 12/25/01               216,250,000       15,000,000       18,750,000      250,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            44.85

      2.   Amount in respect of Class A Monthly Interest    $            44.85

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            47.29

      2.   Amount in respect of Class B Monthly Interest    $            47.29

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       679,144.95

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       679,144.95

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral
Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-2:                                              $             0.00



XVII. Series 2001-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations     Interest           Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables        141,697,356      122,303,730       19,393,626
Collections of Principal Receivables         1,224,110,841    1,056,604,725      167,506,117
Defaulted Amount                                42,744,596       36,892,818        5,851,777

Invested / Transferor Amounts at 12/25/01      858,184,270      750,000,000      108,184,270


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            17,756,914        1,841,466        2,453,711       22,052,090
Investor Default Amount                         30,436,575        2,951,425        3,504,818       36,892,818
Investor Monthly Fees Due                        9,281,250          900,000        1,068,750       11,250,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       57,474,739        5,692,891        7,027,278       70,194,908

Reallocated Investor Finance Charge
Collections                                                                                                NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                          17,756,914        1,841,466        2,453,711       22,052,090
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             17,756,914        1,841,466        2,453,711       22,052,090
Certificates Balance at 12/25/01               618,750,000       60,000,000       71,250,000      750,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            28.70

      2.   Amount in respect of Class A Monthly Interest    $            28.70

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            30.69

      2.   Amount in respect of Class B Monthly Interest    $            30.69

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,453,710.51

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,453,710.51

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-3:                                              $             0.00



XVIII. Series 2001-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables        136,974,111      118,226,939       18,747,172
Collections of Principal Receivables         1,183,307,147    1,021,384,567      161,922,580
Defaulted Amount                                41,319,776       35,663,058        5,656,718

Invested / Transferor Amounts at 12/25/01      829,578,128      725,000,000      104,578,128


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total

Monthly Interest Due                            15,786,401        1,639,955        2,242,978       19,669,334
Investor Default Amount                         29,422,023        2,853,045        3,387,990       35,663,058
Investor Monthly Fees Due                        8,971,875          870,000        1,033,125       10,875,000
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       54,180,298        5,363,000        6,664,094       66,207,392

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                          15,786,401        1,639,955        2,242,978       19,669,334
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             15,786,401        1,639,955        2,242,978       19,669,334
Certificates Balance at 12/25/01               598,125,000       58,000,000       68,875,000      725,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            26.39

      2.   Amount in respect of Class A Monthly Interest    $            26.39

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            28.28

      2.   Amount in respect of Class B Monthly Interest    $            28.28

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     2,242,978.01

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     2,242,978.01

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-4:                                              $             0.00



XIX. Series 2001-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest          Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables         83,834,620       72,279,224       11,555,396
Collections of Principal Receivables           731,463,736      630,726,657      100,737,078
Defaulted Amount                                25,168,289       21,697,176        3,471,113

Invested / Transferor Amounts at 12/25/01      572,122,847      500,000,000       72,122,847


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                             9,876,949        1,033,065        1,425,473       12,335,486
Investor Default Amount                         17,900,170        1,735,774        2,061,232       21,697,176
Investor Monthly Fees Due                        5,500,000          533,333          633,333        6,666,667
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       33,277,119        3,302,172        4,120,038       40,699,329

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                           9,876,949        1,033,065        1,425,473       12,335,486
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                              9,876,949        1,033,065        1,425,473       12,335,486
Certificates Balance at 12/25/01               412,500,000       40,000,000       47,500,000      500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            23.94

      2.   Amount in respect of Class A Monthly Interest    $            23.94

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            25.83

      2.   Amount in respect of Class B Monthly Interest    $            25.83

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,425,472.73

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,425,472.73

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-5:                                              $             0.00



XX. Series 2001-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest           Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables        101,751,846       88,234,390       13,517,456
Collections of Principal Receivables           891,929,725      773,402,740      118,526,986
Defaulted Amount                                30,261,319       26,249,068        4,012,250

Invested / Transferor Amounts at 12/25/01      800,971,985      700,000,000      100,971,985


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                            11,146,685        1,158,528        1,616,261       13,921,474
Investor Default Amount                         21,655,481        2,099,925        2,493,661       26,249,068
Investor Monthly Fees Due                        6,737,500          653,333          775,833        8,166,667
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       39,539,666        3,911,787        4,885,756       48,337,209

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            -----

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                          11,146,685        1,158,528        1,616,261       13,921,474
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                             11,146,685        1,158,528        1,616,261       13,921,474
Certificates Balance at 12/25/01               577,500,000       56,000,000       66,500,000      700,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.30

      2.   Amount in respect of Class A Monthly Interest    $            19.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            20.69

      2.   Amount in respect of Class B Monthly Interest    $            20.69

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $     1,616,260.84

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $     1,616,260.84

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-6:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-6:                                              $             0.00



XXI. Series 2001-7 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                 Series      Total Investor      Transferors
A. Investor/Transferor Allocations             Allocations      Interest           Interest
----------------------------------             -----------   --------------      -----------
Invested /Transferor Amount at 12/25/00                  0                0                0
Adjusted Invested Amount at 12/25/00                   N/A                0              N/A
Collections of Finance Chg. Receivables         66,541,573       58,211,970        8,329,603
Collections of Principal Receivables           588,632,926      514,934,422       73,698,503
Defaulted Amount                                19,704,556       17,244,786        2,459,771

Invested / Transferor Amounts at 12/25/01      743,759,701      650,000,000       93,759,701


----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
B. Monthly Period Funding Requirements             Class A          Class B        Interest             Total
--------------------------------------             -------          -------       ----------            -----

Monthly Interest Due                             6,141,526          646,502          916,487        7,704,515
Investor Default Amount                         14,226,948        1,379,583        1,638,255       17,244,786
Investor Monthly Fees Due                        4,468,750          433,333          514,583        5,416,667
Investor Additional Amounts Due                          0                0                0                0
Total Due                                       24,837,224        2,459,418        3,069,325       30,365,968

Reallocated Investor Finance Charge
  Collections                                                                                              NA

----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Collateral
C. Certificates - Balances and Distributions       Class A          Class B        Interest             Total
--------------------------------------------       -------          -------       ----------            ------

Certificates Balance at 12/25/00                         0                0                0                0
Interest Distributions                           6,141,526          646,502          916,487        7,704,515
Principal Deposits - Prin. Funding Account               0                0                0                0
Principal Distributions                                  0                0                0                0
Total Distributions                              6,141,526          646,502          916,487        7,704,515
Certificates Balance at 12/25/01               536,250,000       52,000,000       61,750,000      650,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            11.45

      2.   Amount in respect of Class A Monthly Interest    $            11.45

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            12.43

      2.   Amount in respect of Class B Monthly Interest    $            12.43

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2001.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
            Class B Invested Amount set forth in
            paragraph 1 above, per $1,000 original
            certificate principal amount:                   $             0.00

      3.   The total amount reimbursed in respect
            of such reductions in the Class B
            Invested Amount:                                $             0.00

      4.   The amount set forth in paragraph 3
            above, per $1,000 original certificate
            principal amount:                               $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
            Interest Holder:                                $       916,487.10

      2.   Amount distributed in respect of Collateral
            Monthly Interest:                               $       916,487.10

      3.   Amount distributed in respect of Collateral
            Additional Interest:                            $             0.00

      4.   The amount distributed to the Collateral
            Interest Holder in respect of principal
            on the Collateral Invested Amount:              $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2001.

      1.   The amount of reductions in the
            Collateral Invested Amount pursuant
            to clauses (c), (d), and (e) of the
            definition of Collateral Invested Amount:       $             0.00

      2.   The total amount reimbursed in respect
            of such reductions in the Collateral
            Invested Amount:                                $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
            Required to fund the Required Amount:           $             0.00

      2    Shared Principal Collections from other
            Series allocated to Series 2001-7:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-7:                                              $             0.00